UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 20, 2007

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

397 Eagleview Boulevard, Exton, Pennsylvania	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

On March 20, 2007, ViroPharma Incorporated (the “Company”) entered into an Underwriting Agreement with the several underwriters named therein, for whom Goldman Sachs & Co. has acted as the representative (collectively, the “Underwriters”), for the issuance and sale by the Company of $225 million aggregate principal amount of its 2.00% Convertible Senior Notes due 2017 (the “Notes”), pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-141411). The Company has granted the Underwriters an option to purchase up to an additional $25 million aggregate principal amount of Notes solely to cover over-allotments, which was exercised in full on March 22, 2007. The Notes will be issued pursuant to an Indenture dated March 19, 2007 between the Company and Wilmington Trust Company, as Trustee and a First Supplemental Indenture thereto dated March 26, 2007 (the “Supplemental Indenture”). The offering closed on March 26, 2007.

Terms of the Indenture and the Supplemental Indenture are described in the section entitled “Description of the Notes” of the prospectus supplement dated March 20, 2007, filed with the Securities and Exchange Commission by the Company on March 21, 2007 pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Prospectus Supplement”), which is incorporated herein by reference. A copy of the Indenture was filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-141411). The Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

In connection with the offering of the Notes, the Company also entered into convertible note hedge transactions (the “Purchased Call Option”) with respect to its common stock par value $0.002 per share (the “Common Stock”) with Credit Suisse International, Credit Suisse, New York Branch, as agent for Credit Suisse International, and Wells Fargo Bank, National Association (the “Counterparties”). The Purchased Call Option will cover, subject to customary anti-dilution adjustments, approximately 13.25 million shares of the Company’s Common Stock at a strike price of approximately $18.87. The Company paid approximately $92.3 million for the Purchased Call Option. The Purchased Call Option will expire upon the maturity of the Notes.

Separately, and concurrently with entering into the Purchased Call Option, the Company also entered into warrant transactions (the “Warrant Transactions”) whereby the Company sold to the Counterparties warrants to acquire, subject to customary anti-dilution adjustments, up to approximately 13.25 million shares of the Company’s Common Stock at a strike price of $24.92 per share (the “Sold Warrants”). The Sold Warrants will expire in ratable portions on a series of expiration dates commencing after the maturity of the Notes. The Company received approximately $69.0 million from the sale of the Sold Warrants. The Sold Warrants were issued to the Counterparties pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act.

In connection with the Purchased Call Option and the Warrant Transactions, on March 20, 2007, the Company and the Counterparties entered into certain confirmation letters (collectively, the “Confirmations”). The Confirmations for the Warrant Transactions were amended to reflect the Underwrtiers’ exercise of their over-allotment option on March 22, 2007 (the “Warrant Transaction Confirmation Amendments”). Copies of the Confirmations of Purchased Call Option are attached hereto as Exhibit 10.1 and 10.2 and are incorporated herein by reference. In addition, copies of the Confirmations of the Warrant Transactions and the Warrant Transaction Confirmation Amendments are attached hereto as Exhibits 10.3, 10.4, 10.5 and 10.6 and are incorporated herein by reference. The description of the terms of the Confirmations and the Warrant Transaction Confirmation Amendments in this Item 1.01 is qualified in its entirety by reference to such exhibits.

The Purchased Call Option is exercisable on the same dates as any date of conversion of the Notes. The Purchased Call Option provides for gross share settlement except in certain circumstances when the settlement shall be net share settlement upon exercise. In the event of a net share settlement, the Counterparties will owe the Company net shares of the Company’s common stock in an amount based on the excess of the then current market price of the Company’s common stock over the strike price of the Purchased Call Option, which corresponds to the initial conversion price of the Notes and is similarly subject to certain customary adjustments.

The Sold Warrants provide for net share settlement upon exercise, such that the Company will owe the Counterparties net shares of its common stock in an amount based on the excess of the then current market price of its common stock over the strike price of the Sold Warrants.

The Purchased Call Option is expected generally to reduce the potential equity dilution upon conversion of the Notes in the event that the price of the Common Stock on the relevant settlement date (or, following the net share settlement election or certain other circumstances, the daily volume-weighted average price per share of the Common Stock on each trading day of the relevant observation period or other relevant valuation period) is greater than the strike price of the Purchased Call Option, which initially corresponds to the conversion price of the Notes and is subject, with certain exceptions, to the adjustments applicable to the conversion price of the Notes.

If, however, the daily volume-weighted average price per share of the Common Stock during the measurement period at maturity of the warrants exceeds the strike price of the warrants, there would nevertheless be dilution to the extent that such daily volume-weighted average price per share of the Common Stock exceeds the strike price of the warrants.

The Purchase Call Option and the Warrant Transactions are separate transactions entered into by the Company with the Counterparties, are not part of the terms of the Notes and will not affect the holders’ rights under the Notes. Holders of the Notes will not have any rights with respect to the Hedge Transactions and Warrant Transactions.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is contained in Item 1.01 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information required by Item 3.02 is contained in Item 1.01 and is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the issuance and sale by the Company of the Notes, as described in Item 1.01 and Item 2.03 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report and are incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-141411) relating to the Notes: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report), (ii) the Supplemental Indenture (Exhibit 4.1 to this Current Report) and (iii) certain information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (Exhibit 99.2 to this Current Report).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 20, 2007, by and among ViroPharma Incorporated and Goldman, Sachs & Co., as representative of the several underwriters named therein.

4.1	First Supplemental Indenture, dated as of March 26, 2007, by and between Wilmington Trust Company, as Trustee, and ViroPharma Incorporated.

10.1	Confirmation of Convertible Bond Hedge Transaction, dated as of March 20, 2007, by and between ViroPharma Incorporated and Credit Suisse International and Credit Suisse, New York Branch, as agent for Credit Suisse International.

10.2	Confirmation of Convertible Bond Hedge Transaction, dated as of March 20, 2007, by and between ViroPharma Incorporated and Wells Fargo Bank, National Association.

10.3	Confirmation of Issuer Warrant Transaction dated as of March 20, 2007, by and between ViroPharma Incorporated and Credit Suisse International and Credit Suisse, New York Branch, as agent for Credit Suisse International.

10.4	Confirmation of Issuer Warrant Transaction, dated as of March 20, 2007, by and between ViroPharma Incorporated and Wells Fargo Bank, National Association.

10.5	Amendment to Confirmation of Issuer Warrant Transaction dated as of March 22, 2007, by and between ViroPharma Incorporated and Credit Suisse International and Credit Suisse, New York Branch, as agent for Credit Suisse International.

10.6	Amendment to Confirmation of Issuer Warrant Transaction, dated as of March 22, 2007, by and between ViroPharma Incorporated and Wells Fargo Bank, National Association.

99.1	Press Release issued by the Company dated March 26, 2007.

99.2	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution,” of the Registration Statement on Form S-3 (Registration No. 333-141411).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: March 26, 2007	By:	/s/ Thomas F.Doyle
Thomas F. Doyle
Vice President, General Counsel and Secretary

Index of Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 20, 2007, by and among ViroPharma Incorporated and Goldman, Sachs & Co., as representative of the several underwriters named therein.

4.1	First Supplemental Indenture, dated as of March 26, 2007, by and between Wilmington Trust Company, as Trustee, and ViroPharma Incorporated.

10.1	Confirmation of Convertible Bond Hedge Transaction, dated as of March 20, 2007, by and between ViroPharma Incorporated and Credit Suisse International and Credit Suisse, New York Branch, as agent for Credit Suisse International.

10.2	Confirmation of Convertible Bond Hedge Transaction, dated as of March 20, 2007, by and between ViroPharma Incorporated and Wells Fargo Bank, National Association.

10.3	Confirmation of Issuer Warrant Transaction dated as of March 20, 2007, by and between ViroPharma Incorporated and Credit Suisse International and Credit Suisse, New York Branch, as agent for Credit Suisse International.

10.4	Confirmation of Issuer Warrant Transaction, dated as of March 20, 2007, by and between ViroPharma Incorporated and Wells Fargo Bank, National Association.

10.5	Amendment to Confirmation of Issuer Warrant Transaction dated as of March 22, 2007, by and between ViroPharma Incorporated and Credit Suisse International and Credit Suisse, New York Branch, as agent for Credit Suisse International.

10.6	Amendment to Confirmation of Issuer Warrant Transaction, dated as of March 22, 2007, by and between ViroPharma Incorporated and Wells Fargo Bank, National Association.

99.1	Press Release issued by the Company dated March 26, 2007.

99.2	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution,” of the Registration Statement on Form S-3 (Registration No. 333-141411).